Defined Asset Funds®
Equity Investor Fund Blue Chip Stock 2001 Series A Premier American Portfolio (A Unit Investment Trust)
• Total Return From: — Potential for Capital Appreciation — Current Dividend Income
• Professional Selection
• Diversification
• Optional Reinvestment of Cash Distributions
Sponsors: Merrill Lynch, Pierce, Fenner & Smith Incorporated Salomon Smith Barney Inc. Dean Witter Reynolds Inc.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated February 15, 2001.

Defined Asset Funds®

Defined Asset Funds® is America's oldest and largest family of unit investment trusts, with over $195 billion sponsored over the last 30 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:

  •
  A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  •
  Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  •
  Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  •
  Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  •
  Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

Risk/Return Summary

1.
What is the Portfolio's Objective?
The Portfolio seeks total return through capital appreciation and, to a lesser extent, dividend income by investing in a fixed portfolio of blue chip common stocks.

You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of any dividend income.
2.
What is the Portfolio's Investment Strategy?

The Portfolio contains 33 blue chip stocks. Blue chips have traditionally been defined as large, well-established industry leaders with relatively high share prices and long histories of dividend payments. Today, that definition takes on a broader meaning as technology and other New Economy companies mature. In today's New Economy, a blue chip stock is one that sells at a relatively high price because of public confidence in its long record of steady earnings. Accordingly, Defined Asset Funds expanded its criteria for selecting the stocks in this Portfolio. We chose companies that have most of the following characteristics:

•
relatively high share price and market capitalization in excess of $5 billion;

•
financial strength, a record of profit growth and reputation for skilled management;

•
established, well-known company considered to be stable and mature with a reputation for providing high quality goods and services; and

•
leader in its market niche.

•
In addition, companies are analyzed for their records of earnings over a relatively long period of time and future potential. Dividend payments, while not required, are considered.

The Portfolio includes a mix of Old Economy and New Economy stocks.

The Portfolio plans to hold the stocks in the Portfolio for about two years. At the end of approximately two years, we will liquidate the Portfolio and presently intend to select a new portfolio.
3.
What industries are represented in the Portfolio?

Based upon the principal business of each issuer and current market values, the Portfolio represents the following industry sectors:
		Approximate Portfolio Percentage
•	Healthcare	30%
•	Finance/Insurance	24
•	Petroleum/Energy	22
•	Technology	10
•	Multi-Sector Companies	10
•	Publishing/Advertising	4
4.
What are the Significant Risks?

You can lose money by investing in the Portfolio. This can happen for various reasons, including:

•
Stock prices can be volatile.

•
Share prices may decline during the life of the Portfolio.

•
Because the Portfolio is concentrated in the healthcare industry, adverse developments in this industry may affect the value of your units.

•
The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed.

•
The Portfolio may not reflect investment recommendations of the Sponsors, and any one or more of the stocks in the Portfolio may, from time to time, be subject to sell recommendations from one or more of the Sponsors.

Defined Portfolio

Equity Investor Fund

Blue Chip Stock 2001 Series A
Premier American Portfolio
Defined Asset Funds

Name of Issuer		Ticker Symbol	Percentage of Portfolio (1)	Price Per Share to Portfolio	Cost to Portfolio (2)

1.	Allergan, Inc.	AGN	4.35%	$88.850	$15,104.50
2.	Ambac Financial Group, Inc.	ABK	4.70	60.510	16,337.70
3.	American General Corporation	AGC	3.11	77.070	10,789.80
4.	American International Group, Inc.	AIG	2.72	86.020	9,462.20
5.	Amgen Inc.*	AMGN	2.07	72.000	7,200.00
6.	Anadarko Petroleum Corporation	APC	4.29	67.800	14,916.00
7.	Apache Corporation	APA	3.04	62.200	10,574.00
8.	Baxter International, Inc.	BAX	2.02	87.800	7,024.00
9.	Berkshire Hathaway, Inc. (Class B)*	BRK/B	2.67	2,323.000	9,292.00
10.	BJ Services Company*	BJS	3.28	81.380	11,393.20
11.	Bristol-Myers Squibb Company	BMY	1.97	62.250	6,847.50
12.	Cardinal Health, Inc.	CAH	4.03	100.050	14,007.00
13.	Danaher Corporation	DHR	3.36	64.920	11,685.60
14.	El Paso Corporation	EPG	3.26	70.770	11,323.20
15.	EMC Corporation*	EMC	3.25	56.500	11,300.00
16.	Emerson Electric Company	EMR	3.66	70.700	12,726.00
17.	Fannie Mae	FNM	2.59	81.740	8,991.40
18.	Forest Laboratories, Inc.*	FRX	4.34	65.600	15,088.00
19.	Freddie Mac	FRE	2.30	66.530	7,983.60
20.	Genzyme Corporation (General Division)*	GENZ	2.15	83.000	7,470.00
21.	International Business Machines Corporation	IBM	2.98	115.100	10,359.00
22.	Johnson & Johnson	JNJ	1.93	95.650	6,695.50
23.	Lehman Brothers Holdings, Inc.	LEH	3.43	79.400	11,910.00
24.	Marsh & McLennan Companies, Inc.	MMC	1.93	111.940	6,716.40
25.	Maxim Integrated Products, Inc.*	MXIM	3.87	61.125	13,447.50
26.	Merck & Company, Inc.	MRK	2.06	79.630	7,166.70
27.	Omnicom Group, Inc.	OMC	1.79	88.850	6,219.50
28.	Schlumberger Limited†	SLB	5.09	65.440	17,668.80
29.	Smith International, Inc.	SII	3.43	79.480	11,922.00
30.	The McGraw-Hill Companies, Inc.	MHP	1.84	58.150	6,396.50
31.	Tyco International Limited‡	TYC	3.11	59.950	10,791.00
32.	Waters Corporation*	WAT	2.05	70.870	7,087.00
33.	Wellpoint Health Networks, Inc.*	WLP	3.33	104.900	11,539.00

			100.00%		$347,434.60

(1)	Based on Cost to Portfolio.
(2)	Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on February 14, 2001, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.
*	These stocks currently do not pay dividends.
†	Although Schlumberger Limited is incorporated under the laws of the Netherlands Antilles, it is headquartered in New York, and its common stock trades on the New York Stock Exchange.
‡	Although Tyco International Limited is incorporated under the laws of Bermuda, it is effectively headquartered in New Hampshire, and its common stock trades on the New York Stock Exchange. The current annual dividends, if any, will not be subject to withholding taxes by Bermuda.

The securities were acquired on February 14, 2001 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

            Please note that if this prospectus is used as a preliminary prospectus for a future fund in this Series, the Portfolio will contain different stocks from those described above.

Risk/Return Summary (Continued)

5.
Is this Portfolio Appropriate for You?
Yes, if you want total return through capital appreciation and dividend income. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers.

The Portfolio is not appropriate for you if you are unwilling to take the risk involved with an equity investment. It may not be appropriate for you if you are seeking preservation of capital or high current income.
6.
What are the Portfolio's Fees and Expenses?
Unitholder Fees	As a percentage of amount invested
Creation and Development Fee (.25% of nav, max. of .30% of your initial investment)	.60% max.*
Sales Fees	4.00% max.**

Total Maximum Sales Fees (including creation and development fee)	4.60% max.

*	You will pay less than this amount unless the average net asset value (nav) of the Portfolio on the date of collection is
considerably higher than your initial investment. See below for a table with examples.

**	You will pay less than this amount if you are rolling over an investment, swapping into this fund from other Defined Asset
Funds or unit trusts, purchasing through certain fee-based
accounts or eligible to pay a lower sales fee based on
minimum amounts invested. See page 11 for further details.
Organization Costs per 1,000 units (deducted from Portfolio assets at the close of the initial offering period)	$1.47
Estimated Annual Operating Expenses

This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.
	As a % of Net Assets	Amount Per 1,000 Units
Trustee's Fee	.088%	$0.87
Portfolio Supervision, Bookkeeping and Administrative Fees	.071%	$0.70
Other Operating Expenses	.026%	$0.26

Total	.185%	$1.83

   Example

This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.

The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$316	$751	$1,213	$2,480

   Creation and Development Fee

The Creation and Development Fee is a charge of .25% collected at the end of the offering period which is generally 90 days. It compensates the Sponsors for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection.

No portion of the Creation and Development Fee is applied to the payment of costs associated with marketing and distributing the Portfolio.

The Creation and Development Fee may be more or less than .25% of your initial investment depending on the average net asset value on the date of collection. In no event, however, will you pay more than .30% of your initial investment.

The following table shows how the Creation and Development Fee as a percentage of your initial investment may vary as average net asset value changes.
If your initial investment was	and average daily net asset value on each of the dates of collection is	your C & D Fee per year as a percentage of your initial investment would be		and your total C&D Fee for two years as a percentage of your initial investment would be
$1000	$1200	.30%	*	.60%
$1000	$1000	.25%		.50%
$1000	$800.20%			.40%

*	This represents the maximum Creation and Development Fee.
Marketing and Distribution Fees

You will pay an initial sales fee of approximately 1.00%. In addition, six monthly deferred sales charges of $2.50 per 1,000 units ($15.00 annually) will be deducted from the Portfolio's net asset value each year of the Portfolio's two-year life (beginning September

  1, 2001 and thereafter on the first of each month through February 1, 2002 and March 1, 2002 through August 1, 2002).

The sales fee covers the costs associated with marketing and distributing the Portfolio.
7.
Is the Portfolio Managed?

Unlike a mutual fund, the Portfolio is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances.
8.
How do I Buy Units?

You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply. Employees of certain Sponsors and Sponsor affiliates and non-employee directors of certain of the Sponsors may purchase Units at a reduced sales charge.

The minimum investment is $250.
Unit Price per 1,000 Units (as of February 14, 2001)	$999.90
Unit price is based on the net asset value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs of $1.47 per 1,000 Units, to which no sales fee has been applied.

The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.
9.
How do I Sell Units?

You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee and the costs of liquidating securities to meet the redemption.
10.
How are Distributions Made and Taxed?

The Fund pays semi-annual distributions of any dividend income, net of expenses, on the 25th of June and December, 2001 and June and December, 2002, if you own units on the 10th of those months. However, if a distribution would be less than $1.00 per 1,000 units, the income will be distributed at the next scheduled distribution date or termination. Distributions of ordinary income will be dividends for federal income tax purposes and may be eligible for the dividends-received deduction for corporations. Distributions to foreign investors will generally be subject to withholding taxes.
11.
What Other Services are Available?

    Reinvestment

You may choose to reinvest your distributions into additional units of the Portfolio. Unless you choose reinvestment, you will receive your distributions in cash.

    Exchange Privileges

You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on designated exchanges.

12.
How have previous Blue Chip Stock Premier American Portfolios performed?

The following shows past performance of prior Blue Chip Series, which can be no assurance of results of this Portfolio.
Series	Term	Maximum Sales Fee	Portfolio Average Annual Return(1)	S&P 500 Average Annual Return(2)	DJIA Average Annual Return(2)
Blue Chip Stock Series 3	8/22/95-8/31/99	5.35%	22.08%	26.00%	25.97%
Blue Chip Stock Series 4(3)	1/8/97-12/31/00	5.35	18.13	16.97	15.28
Blue Chip Stock Series 5	4/2/98-5/1/00	4.50	2.12	15.40	11.04
Blue Chip Stock Series 6	9/11/98-10/11/00	4.50	6.96	13.75	16.95
Blue Chip Stock Series 7(3)	2/19/99-12/31/00	4.50	-1.37	4.70	9.70
Blue Chip Stock Series 8(3)	8/24/99-12/31/00	4.50	5.87	-1.20	-1.78

(1)	Average annual total return represents price changes plus reinvestment of income and principal distributions, divided by the unit price, and reflects actual expenses and maximum sales fees which differ from the current Portfolio.
(2)	Index performance does not reflect sales fees or expenses.
(3)	Return through the end of the most recent quarter.

What You Can Expect From Your Investment

Income

The Portfolio will pay to you any income it has received semi-annually. Reasons your income may vary are:

  •
  changes in the Portfolio because of additional securities purchased or sold;
  •
  a change in the Portfolio's expenses; and
  •
  the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

Records and Reports

You will receive:

•
a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
•
annual reports on Portfolio activity; and
•
annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

The Risks You Face

Concentration Risk

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be "concentrated" in that industry, which makes the Portfolio less diversified.

Here is what you should know about the Portfolio's concentration in stocks of the healthcare industry.

•
Pharmaceutical and biotechnology companies need to price drugs to cover costs. Increased competition, managed care, larger provider networks and a planned medicare program may make it difficult to raise prices, and in fact, may result in price discounting.
•
Pharmaceutical, biotechnology and medical technology companies are regulated by the Food and Drug Administration. Before any drug or medical device can be sold, it must receive FDA approval. The process to obtain FDA approval is long and costly, and it is becoming increasingly difficult to recoup these costs.
•
Pharmaceutical, biotechnology and medical technology companies face the risk of large product liability suits and consequently must carry expensive liability insurance.
•
Pharmaceutical companies must devote a large amount of capital to research and development and marketing to remain competitive. If new drugs are not approved, or new applications are not found for existing drugs, profits may be adversely impacted.
•
Manufacturers of medical devices face unusual costs because they must follow the "Good Manufacturing Practices" (GMP) regulation which provide detailed guidance on designing, manufacturing,

  testing, packaging, storing and installing devices as well as the required recordkeeping.

•
The biotechnology industry is an emerging growth industry, and therefore biotechnology companies may be thinly capitalized and more volatile than companies with greater capitalization.
•
Biotechnology companies generally retain earnings to finance the company's expansion, and as a result no dividends may be paid. Additional capital may be required to market new products on a commercial basis.
•
Biotechnology companies may be dependent for their revenues on only a few products, and may depend on their competitors to produce and market their products. These companies are therefore susceptible to product obsolescence, a common problem in a rapidly developing area like biotechnology.

Litigation and Legislation Risks

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:

  •
  reducing the dividends-received deduction or
  •
  increasing the corporate tax rate resulting in less money available for dividend payments.

Selling or Exchanging Units

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

  •
  adding the value of the Portfolio Securities, cash and any other Portfolio assets;
  •
  subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  •
  dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

Sponsors' Secondary Market

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating Securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 30 years, but we could discontinue it without prior notice for any business reason.

Selling Units to the Trustee

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:

  •
  if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  •
  if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  •
  for any other period permitted by SEC order.

Rollover/Exchange Option

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Blue Chip Stock Portfolio if one is available.

If you hold your units with one of the Sponsors and notify your financial adviser by February 13, 2003, your units will be redeemed and the proceeds from the sale of the securities will be reinvested in units of the new Blue Chip Stock Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you are eligible and you so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by March 17, 2003. However, the Sponsors may extend the termination date for a period no longer than 30 days without giving notice to you.

If you participate in the rollover, you may realize taxable gain but may not be entitled to a deduction for any capital loss recognized on the rollover. You should consult your tax adviser in this regard.

If you continue to hold your units, you may exchange units of this Portfolio any time before this Portfolio terminates for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. In addition, you may exchange into this Portfolio from certain other Defined Asset Funds and unit trusts. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

How The Fund Works

Pricing

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:

  •
  cost of initial preparation of legal documents;
  •
  federal and state registration fees;
  •
  initial fees and expenses of the Trustee;
  •
  initial audit; and
  •
  legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a monthly charge of $2.50 per 1,000 units ($15.00 annually) and is accrued in six monthly installments each year of the Portfolio's two-year life. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. However, if you redeem or sell your units before March 1, 2002, you will pay only the balance of any deferred sales fee remaining for the first year. If you redeem or sell your units on or after March 1, 2002 you will pay the remaining balance of the deferred sales fee for the second year. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

Evaluations

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

Income

•
The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
•
Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

Expenses

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

  •
  for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  •
  costs of actions taken to protect the Portfolio and other legal fees and expenses;
  •
  expenses for keeping the Portfolio's registration statement current; and
  •
  Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70¢ per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Sponsors will receive an annual Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the

Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

You will pay an initial sales fee of approximately 1.00%* (based on a unit price of $1,000 per 1,000 units), and a deferred sales fee of $15.00 per 1,000 units per year (an aggregate sales fee of 4.00%, not including the Creation and Development Fee). If you are an employee of a Sponsor, you will pay only the deferred sales fee; the initial sales fee will be waived. If you hold units in certain eligible accounts offered by a Sponsor, you will pay no initial or deferred sales fee. If you invest $50,000 or more, you will receive a reduction in the initial sales fee as indicated below.

If you invest:	Your initial sales fee will be*:	Your deferred sales fee per 1,000 per year units will be:
Less than $50,000	1.00%	$15.00
$50,000 to $99,999	0.75%	$15.00
$100,000 to $249,999	0.25%	$15.00
$250,000 to $999,999	0.00%	$15.00

*These percentages are based on a unit price of $1,000 per 1,000 units. These percentages will vary as the unit price changes.

If you invest $1,000,000 or more, you will pay an aggregate sales fee of 2.25% (based on a unit price of $1,000 per 1,000 units). You will not pay an initial sales fee, and you will be credited with additional units which will effectively reduce your deferred sales fee.

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep units more fully invested we do not currently plan to pay the deferred sales fee until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

Portfolio Changes

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:

  •
  diversity of the Portfolio;
  •
  size of the Portfolio relative to its original size;
  •
  ratio of Portfolio expenses to income; and
  •
  cost of maintaining a current prospectus.

If the Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

Portfolio Termination

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

No Certificates

All investors are required to hold their units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

Trust Indenture

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  •
  to cure ambiguities;
  •
  to correct or supplement any defective or inconsistent provision;
  •
  to make any amendment required by any governmental agency; or
  •
  to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  •
  it fails to perform its duties;
  •
  it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  •
  the Sponsors determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  •
  remove it and appoint a replacement Sponsor;
  •
  liquidate the Portfolio; or

  •
  continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

Legal Opinion

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

Auditors

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent auditors, audited the Statement of Condition included in this prospectus.

Sponsors

The Sponsors are:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)

P.O. Box 9051, Princeton, NJ 08543-9051

Salomon Smith Barney Inc. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
7 World Trade Center —40th Floor, New York, NY 10048

Dean Witter Reynolds Inc. (a principal operating subsidiary of Morgan Stanley
Dean Witter & Co.)
Two World Trade Center—59th Floor, New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

Special Dealer

PaineWebber Incorporated (an indirect subsidiary of UBS AG and an affiliate of UBS Warburg LLC)
1285 Avenue of the Americas,
New York, NY 10019

Trustee

Chase Manhattan Bank, Unit Trust Department, 4 New York Plaza —6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

Underwriters' and Sponsors' Profits

Underwriters receive sales charges when they sell units. Sponsors also realize a profit or loss on deposit of the securities shown under Defined Portfolio. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

The Sponsors will receive an annual Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This annual fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

During the initial offering period, the Sponsor may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsors experienced a loss of $125.52 on the initial deposit of the Securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales charges and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

Public Distribution

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

Dealers will be entitled to the concession stated below on units sold or redeemed during the first year.

Amount Purchased	Dealer Concession as a % of Unit Price
Less than $50,000	2.00%
$50,000 to $99,999	1.80%
$100,000 to $249,999	1.45%
$250,000 to $999,999	1.25%
$1,000,000 and over	0.50%

Or units held in the second year, and on rollover purchases, the dealer will be entitled to an additional concession of $11.00 per 1,000 units ($5.00 per 1,000 units on purchases of $1,000,000 or more).

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

Commercial banks and their securities broker subsidiaries that have agreements with the Sponsors may make units available to their customers as their agents. A portion of the sales charges will be retained or remitted to the banks.

Any dealer who sells an aggregate of $700 million worth of primary market units of Defined Asset Funds unit investment trusts during any calendar year may qualify as a special dealer, and will be entitled to the dealer concession stated below on units purchased during the calendar year immediately following the year in which the dealer qualified as a special dealer. The Sponsors may discontinue offering units with a special dealer concession at any time and without notice.

Amount Purchased	Special Dealer concession as a percentage of the Unit Price
Less than $50,000	2.475%
$50,000 to $99,999	2.225%
$100,000 to $249,999	1.725%
$250,000 to $999,999	1.475%
$1,000,000 and over	0.725%

Code of Ethics

The Portfolio and the Agent for the Sponsors have each adopted a code of ethics requiring pre-clearance and reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

Advertising and Sales Literature

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline; how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Advertising and sales literature may state past total return performance of the Portfolio for various periods which may be compared to performance of one or more market indices. Returns are computed by taking price changes for the period plus income reinvested, divided by the initial unit price, and reflecting deduction of maximum Portfolio sales fees and expenses. For periods of more than a year, average annualized returns shall be stated, which may be accompanied with no greater prominence by statement of cumulative total returns. Returns without reflecting deduction of sales fees or only of deferred sales fees may also be stated with no prominence than total returns reflecting the deduction of all sales charges when the different basis of computation is disclosed.

Sales literature and articles may include brief descriptions of the principal businesses of the companies represented in the Portfolio and the research analysis of why they were selected. In addition, they may include research opinions on the economy, countries and industry sectors and include a list of funds generally appropriate for pursuing those recommendations.

Taxes

The following summarizes some of the important income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our Counsel, under existing law:

General Treatment of the Fund and Your Investment

The Portfolio intends to qualify for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

Distributions

Distributions to you of the Portfolio's dividend income and of the Portfolio's gains from sales of Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Portfolio's taxable income not attributable to the Portfolio's net capital gain.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors may be eligible for the 70% dividends-received deduction with respect to these distributions. You should consult your tax adviser.

Distributions to you of the Portfolio's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

Distributions to you in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Gain or Loss Upon Disposition

You will generally recognize gain or loss when you dispose of your units. If you receive Securities upon redemption of your units (including pursuant to the rollover option) you will generally recognize capital gain or loss equal to the difference between your basis in your units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you have held your units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

Your Basis in the Securities

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge and the Creation and Development Fee. You should not increase your basis in your Units by deferred sales charges or organizational expenses.

Foreign Investors

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to withholding tax at a rate of 30% (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

Retirement Plans

You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

Supplemental Information

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

REPORT OF INDEPENDENT AUDITORS

The Sponsors, Trustee and Holders of Equity Investor Fund, Blue Chip Stock 2001 Series A, Premier American Portfolio, Defined Asset Funds (the "Portfolio"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of February 15, 2001. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of contracts to purchase securities and an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of February 15, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, NY
February 15, 2001

Statement of Condition as of February 15, 2001
(Initial Date of Deposit)

Trust Property

Investments—Contracts to purchase Securities(1)	$347,434.60

Total	$347,434.60

Liability and Interest of Holders
Reimbursement of Sponsors for organization expenses(2)	$515.89

Subtotal	515.89

Interest of Holders of 350,944 Units of fractional undivided interest outstanding:(3)
Cost to investors(4)	$350,908.91
Gross underwriting commissions and organization expenses(5)(2)	(3,990.20)

Subtotal	346,918.71

Total	$347,434.60

       (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on February 14, 2001. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DG Bank, New York Branch, in the amount of $347,560.12 and deposited with the Trustee. The amount of the letter of credit includes $347,434.60 for the purchase of securities.

       (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $1.47 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied. If the actual organization costs exceed the estimated aggregate amount shown above, the Sponsors will pay for this excess amount.

       (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.90 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.

       (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on February 14, 2001.

       (5) Assumes the maximum initial sales fee per 1,000 units of 1.00% of the Unit Price. A deferred sales fee of $2.50 per 1,000 Units is payable on September 1, 2001 and thereafter on the 1st day of each month through February 1, 2002; and monthly March 1, 2002 through August 1, 2002. Distributions will be made to an account maintained by the Trustee from which the deferred sales fee obligation of the investors to the Sponsors will be satisfied.

Defined Asset Funds®
Have questions ? Request the most recent free Information Supplement that gives more details about the Fund, by calling: The Chase Manhattan Bank 1-800-323-1508

Equity Investor Fund
Blue Chip Stock 2001 Series A
Premier American Portfolio

(A Unit Investment Trust)

This Prospectus does not contain complete information about the investment company filed with the Securities and Exchange Commission in Washington, D.C. under the:
  • Securities Act of 1933 (file no. 333-53962) and
  • Investment Company Act of 1940 (file no. 811-3044).
 To obtain copies at prescribed rates—
Write: Public Reference Section of the Commission
  450 Fifth Street, N.W., Washington, D.C. 20549-6009
 Call: 1-800-SEC-0330.
 Visit: http://www.sec.gov.

No person is authorized to give any information or representations about this Fund not contained in this Prospectus or the Information Supplement, and you should not rely on any other information.

When units of this Fund are no longer available, this Prospectus may be used as a preliminary prospectus for a future series, but some of the information in this Prospectus will be changed for that series.
Units of any future series may not be sold nor may offers to buy be accepted until that series has become effective with the Securities and Exchange Commission. No units can be sold in any State where a sale would be illegal.
100816RR—02/01